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                                                                   EXHIBIT 10.39


                           INDEMNIFICATION AGREEMENT

     THIS AGREEMENT is made as of November 20, 1996, between THOUSAND TRAILS, INC., a Delaware corporation (the "Corporation"), and William J. Shaw ("Indemnitee").

                                   RECITALS
                                   --------

     A. Indemnitee is a director and/or officer of the Corporation and in such capacity is performing valuable service to the Corporation.

     B. The Corporation's Bylaws (the "Bylaws") provide various rights to directors and officers of the Corporation with respect to indemnification and advancement of expenses.

     C. The Bylaws specifically provide that the rights provided therein shall not be deemed exclusive of any other rights to those seeking indemnification or the advancement of expenses under any agreement or vote of disinterested directors.

     D. Section 145 of the Delaware General Corporation Law, as amended (hereinafter referred to, together with Section 145 of such law, as the "Statute"), provides that the indemnification and advancement of expenses authorized in the Statute do not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     E. In order to provide greater certainty with respect to the Indemnitee's rights of indemnification and advancement of expenses and thereby induce Indemnitee to serve or continue to serve the Corporation, the Corporation has determined and agreed to enter into this agreement with Indemnitee.

     NOW, THEREFORE, in consideration of Indemnitee's service and continued service after the date hereof, the parties hereto agree as follows:

     1.  Basic Indemnification.  The Corporation hereby indemnifies Indemnitee
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and agrees to hold Indemnitee harmless to the full extent permitted under the
Statute or any other applicable law or any successor to or redesignation or amendment of the Statute and as further provided herein. Indemnification under this Agreement in respect of expenses shall include, without limitation, expenses relating to travel from the Indemnitee's then current residence to attend meetings, depositions, court hearings and other similar events.

     2.  Maintenance of Insurance and Self-Insurance.
         -------------------------------------------

     (a) Subject only to the provisions of Section 2(b) hereof, so long as Indemnitee shall continue to serve as a director or officer of the Corporation, and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, by reason of the fact that Indemnitee is or was a director or officer of the Corporation
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(or while such a director or officer, served as a director, officer, employee or agent of the Corporation or as a director, officer, trustee, partner, employee or agent of a Subsidiary, as hereafter defined, or at the Corporation's request, served in any such position with any other corporation, partnership, joint venture, trust or other enterprise), the Corporation shall seek to purchase and maintain in effect for the benefit of Indemnitee one or more valid, binding and enforceable policies of directors' and officers' liability insurance ("D&O Insurance").

     (b) The Corporation shall not be required to maintain said policy or policies of D&O Insurance in effect if said insurance is not reasonably available or if, in the reasonable business judgment of the Board of Directors of the Corporation (the "Board"), either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage, or (ii) such insurance provides insufficient benefit by reason of the extent of applicable exclusions, the limitation of the insurer's liability, the size of retentions, or any other similar limitations under any such policy.

     (c) In the event the Corporation does not purchase and maintain D&O Insurance in effect, the Corporation agrees to use its best efforts to make, establish and fund one or more independent financial arrangements, such as an indemnification trust, letter of credit or security arrangement, that will, in the best judgment of the Board, provide the greatest reasonable assurance that Indemnitee is and will be held harmless and indemnified to the full extent permitted by law.

     (d) As used in this Agreement, "Subsidiary" shall mean any corporation, joint venture, trust, partnership, unincorporated business association or other enterprise of which more than 50% of the outstanding capital stock having voting power to elect a majority of the board of directors or similar body of such enterprise is owned by the Corporation (irrespective of whether or not, at the time capital stock of any other class or series of such enterprise shall or might have voting power upon the occurrence of any contingency) or which the Corporation otherwise controls or a non-profit corporation which receives its principal financial support form the Corporation or its Subsidiaries.

     3.  Additional Indemnity and Advancement of Expenses.  Subject only to the
         ------------------------------------------------
exclusions set forth in Section 4 hereof, and in addition to the indemnification and other arrangement specified in Sections 1 and 2(c) hereof, the Corporation hereby indemnifies and agrees to hold indemnitee harmless against expenses (including, but not limited to attorneys' fees and disbursements, court costs, and expert witness fees, and against any judgments, fines, and amounts paid in settlement) actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (including any action or suit by or in the right of the Corporation), by reason of the fact that Indemnitee at any time (i) is or was a director or officer of the Corporation, (ii) while such a director or officer is or was a director, officer, trustee, employee, partner or agent of a Subsidiary, or (iii) while such a director or officer is or was serving at the Corporation's request as a director, officer, trustee, employee, partner or agent of any other organization or enterprise. The Corporation shall promptly advance to Indemnitee or pay on Indemnitee's behalf all such expenses or amounts actually incurred or payable by Indemnitee; provided that the Indemnitee provides the Corporation with an

                                       2
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undertaking to repay such expenses or amounts if it shall ultimately be determined by a final adjudication that the Indemnitee is not entitled to be indemnified by the Corporation as authorized by the Statute.

     4.  Limitations on Indemnification by the Corporation.  No indemnification
         -------------------------------------------------
shall be paid to or on behalf of Indemnitee if a final adjudication establishes that his actions were not taken in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, with no reasonable cause to believe his conduct was unlawful. In addition, in respect of any action or suit by or in the right of the Corporation, no indemnification shall be paid in respect of any claim, issue or matter as to which the Indemnitee shall have been finally adjudged to be liable to the Corporation, unless and only to the extent the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnification for expenses. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent that payment is actually made to the Indemnitee under a valid and collectible policy of insurance or for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Corporation within the meaning of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory or common law.

     5.  Contribution.  In order to provide for just and equitable contribution
         ------------
if the indemnification provided in Sections 1 and 3 hereof or insurance or other financial arrangements under Section 2(c) hereof are unavailable in whole or in part, the parties agree that, in such event, in respect of any threatened, pending or completed action, suit or proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Corporation shall contribute to the payment of the Indemnitee's losses in an amount that is just and equitable in the circumstances, taking into account, among other things, contributions by other directors and officers or the Corporation pursuant to indemnification agreements or otherwise. The Corporation and the Indemnitee agree that, in the absence of personal enrichment, bad faith, acts of intentional fraud or dishonesty, intention not to act in the best interests of the Corporation or criminal conduct on the part of the Indemnitee, it would not be just and equitable for the Indemnitee to contribute to the payment of Losses arising out of any action, suit or proceeding in an amount greater than: (i) in a case where the Indemnitee is a director of the Corporation or any Subsidiary but is not an officer of the Corporation or such Subsidiary, the amount of fees paid to the Indemnitee for serving as a director during the 12 months preceding the commencement of such action, suit, or proceeding, or (ii) in a case where the Indemnitee is a director of the Corporation or any Subsidiary and is an officer of the Corporation or any such Subsidiary, the amount set forth in clause (i) plus five percent of the aggregate cash compensation paid to the Indemnitee for service in such office(s) during the 12 months preceding the commencement of such action, suit or proceeding; or (iii) in a case where the Indemnitee is only an officer of the Corporation or any Subsidiary, five percent of the aggregate cash compensation paid to the Indemnitee for service in such office(s) during the 12 months preceding the commencement of such action, suit or proceeding. The Corporation shall contribute to the payment of losses covered hereby to the extent not payable by the Indemnitee pursuant to the contribution provisions set forth in the preceding sentence.

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     6.  Continuation of Obligation.  All agreements and obligations of the
         --------------------------
Corporation contained herein shall continue during the period Indemnitee is serving in any capacity described in Section 3 hereof, and shall continue thereafter for so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee was a director or officer of the Corporation or any Subsidiary or, while such a director or officer, served in any other capacity referred to in this Agreement.

     7.  Notification of Claim.  Promptly after receipt by Indemnitee of notice
         ---------------------
of the commencement of any action, suit, proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof, but the omission to so notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. The Corporation shall not be required to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld.

     8.  Repayment of Expenses.  Indemnitee agrees to reimburse the Corporation
         ---------------------
for all reasonable expenses paid or advances made by the Corporation in connection with the defense of any civil or criminal action, suit or proceeding against Indemnitee in the event, and only to the extent, that it shall be ultimately determined that Indemnitee is not entitled to be indemnified by the Corporation for such expenses under the provisions of the Statute, the Bylaws, this Agreement or otherwise.

     9.  Enforcement.
         -----------

     (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve the Corporation in his official capacity, and acknowledges that Indemnitee is relying on this Agreement in continuing so to serve.

     (b) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses (including reasonable attorneys' fees) in bringing and pursuing such action.

     10.  Benefit Plans.  For purposes of this Agreement, Indemnitee's capacity
          -------------
as a director or officer of the Corporation shall include any service by Indemnitee as director, officer, employee, trustee or agent for, on behalf or at the request of the Corporation which imposes duties on, or involves services by, Indemnitee with respect to any employee benefit plan, its participants, or beneficiaries; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation for purposes of the Statute and this Agreement.

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     11.  Separability.  If any provision or provisions of this Agreement shall
          ------------
be held to be invalid, illegal or unenforceable for any reason whatsoever (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed to give effect to the intent of the parties that the Corporation provide protection to Indemnitee to the fullest enforceable extent.

     12.  Prior Indemnification Agreement.  The parties acknowledge that the
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Corporation is a successor by merger to USTrails Inc. (formerly called NACO
Finance Corporation) (the "Predecessor Corporation") which entered into an Indemnification Agreement dated as of September 1, 1995 with the Indemnitee (the "Prior Agreement"). The obligations of the Corporation under this Agreement shall be in addition to the obligations of the Corporation, as successor to the Predecessor Corporation, under the Prior Agreement, and the Corporation hereby affirms and agrees to the assumption of such obligations, except that: (i) the agreement of the Corporation under paragraph 2 of this Agreement shall supersede the comparable provisions of the Prior Agreement and (ii) the Indemnitee shall not be entitled to more than a single recovery under this Agreement and the Prior Agreement.

     13.  Governing Law; Successor; Amendment and Termination; etc.
          --------------------------------------------------------

     (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, but without reference to the conflicts of laws principles of that jurisdiction.

     (b) This Agreement shall be binding upon the Corporation, its successors and assigns (including, without limitation, any transferee of all or substantially all of its assets and any successor by merger or operation of law), and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns.

     (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one document.

     (e) Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification or advancement of expenses under any provision of the Bylaws or under Delaware law.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

INDEMNITEE:                       THOUSAND TRAILS, INC.

                                  By:
-----------------------------        ---------------------------------

Name:                             Name:
     ------------------------          -------------------------------

                                  Title:
                                        ------------------------------

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                                                                   EXHIBIT 10.38

                 SCHEDULE OF SUBSTANTIALLY SIMILAR AGREEMENTS

     The Registrant has entered into a substantially identical agreement, each dated as of November 20, 1996, with each of the following individuals:

                         Andrew M. Boas

                         William P. Kovacs

                         Donald R. Leopold

                         H. Sean Mathis

                         Douglas K. Nelson

                                      S-1